Exhibit 99.1
                                                                    ------------

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  July 8, 2005

                                        THE EUREKA (EURO) FUND LIMITED

                                         /s/ Paul Marshall
                                        -------------------------------
                                        Name:   Paul Marshall
                                        Title:  Director


                                        MARSHALL WACE LLP

                                        By:  Marshall Wace Asset Management, its
                                             Managing Member

                                         /s/ Duncan Ford
                                        -------------------------------
                                        Name:   Duncan Ford
                                        Title:  Director


                                        MARSHALL WACE ASSET MANAGEMENT LIMITED

                                         /s/ Paul Marshall
                                        -------------------------------
                                        Name:   Paul Marshall
                                        Title:  Director


                                        MARSHALL WACE ASSET MANAGEMENT LIMITED

                                         /s/ Ian Wace
                                        -------------------------------
                                        Name:   Ian Wace
                                        Title:  Director

                                         /s/ Paul Marshall
                                        -------------------------------
                                        Paul Marshall


                                         /s/ Ian Wace
                                        -------------------------------
                                        Ian Wace


                                         /s/ Mark Hawtin
                                        -------------------------------
                                        Mark Hawtin


                                         /s/ Duncan Ford
                                        -------------------------------
                                        Duncan Ford